U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2015

Mobiquity Technologies, Inc.

(Exact name of registrant as specified in its charter)

New York

(State or jurisdiction of incorporation or organization)

000-51160

(Commission File Number)

11-3427886

(I.R.S. Employer Identification Number)

600 Old Country Road, Ste. 541, Garden City, NY 11530

(Address of principal executive offices (Zip Code)

Registrant's telephone number: (516) 256-7766

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

1

Item 8.01 Other Events.

Mobiquity Technologies, Inc. announces the extension of the expiration date of its Class D and Class H Warrants through the close of business on December 31, 2015. The exercise prices of the Class D and Class H Warrants remain unchanged.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MOBIQUITY TECHNOLOGIES, INC.

Dated: June 30, 2015	By:	/s/ Dean L. Julia
Dean L. Julia, Co-Chief Executive Officer